UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05488
                                                     ---------------------

                       Nuveen Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT        |       Nuveen Investments
October 31, 2008        |       MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                      NUVEEN MUNICIPAL
                                                      VALUE FUND, INC.
                                                      NUV

                                                      NUVEEN MUNICIPAL
                                                      INCOME FUND, INC.
                                                      NMI


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Finally, I urge you to take the time to review the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Managers' COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NUV, NMI


Portfolio managers Tom Spalding, John Miller and Johnathan Wilhelm discuss U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of NUV and NMI. With thirty-two years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987. John, who has fifteen years of municipal market experience, including twelve years with Nuveen, assumed portfolio management responsibility for NMI in 2001. In December 2007, John was joined by co-portfolio manager Johnathan, who came to Nuveen in 2001 with eighteen years of industry experience.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. The Federal Reserve (Fed) began in September 2007 a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--over an eight-month period ending April 2008. In October 2008, the Fed announced two additional reductions of 50 basis points each, bringing the fed funds rate to 1.00%, its lowest level since 2003. (On December 16, after the end of this twelve-month period, the Fed reduced the fed funds rate target to 0.25% or less.)

The Fed's rate-cutting actions also were a response to concerns about the pace of U.S. economic growth, as measured by the U.S. gross domestic product (GDP). After declining at an annual rate of 0.2% in the fourth quarter of 2007, GDP improved to a positive 0.9% in the first quarter of 2008 and posted growth of 2.8% in the second quarter of 2008 (all GDP numbers annualized). During the third quarter of 2008, however, GDP contracted at an annual rate of 0.5%, the biggest decrease since 2001, mainly as the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. The Consumer Price Index (CPI), driven largely by increased energy, food and transportation prices, registered a 3.7% year-over-year gain as of October 2008, while the core CPI (which excludes food and energy) rose 2.2% over this same period, above the Fed's unofficial target of 2.0% or lower. In the labor markets, October 2008 marked the tenth consecutive month of job losses. The national unemployment rate for October 2008 was 6.5%, its highest point in more than fourteen years, up from 4.8% in October 2007.

In the municipal bond market, performance was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, the freeze-up of the auction rate market, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, especially in late




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

September and early October 2008. While some investors curtailed purchases, non-traditional buyers of municipal bonds such as hedge funds, traditional buyers such as tax-exempt money market funds, and institutions were forced to sell holdings of longer-maturity bonds into a market already experiencing reduced liquidity.

Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term rates declined over this period. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Another item of note in the municipal market was the U.S. Supreme Court's May 2008 ruling that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended October 31, 2008, municipal bond issuance nationwide totaled $450.3 billion, a drop of 8% from the previous twelve months. In 2008, insured bonds comprised less than 20% of new supply, compared with the recent historical figure of approximately 50%. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THIS REPORTING
PERIOD?

During this twelve-month period, with the municipal market characterized by volatility and a relatively steep yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value and investing for the long term, preserving and enhancing liquidity, and managing duration(1) risk.

As events in the general financial markets unfolded, we found attractive opportunities in various sectors of the municipal market, using a fundamental approach to identify undervalued sectors and individual credits with the potential to perform well over the long term. In NUV, some portfolio activity also was driven by our efforts to boost liquidity or cash reserves. Especially during the commotion of September and October, we believed that it was prudent to take defensive measures that would reduce exposure to market risk. These measures included selectively selling some holdings and raising cash reserves. In addition to selling credits with shorter durations, including a few pre-refunded(2) bonds, we also took advantage of strong bids to sell bonds that were attractive to the retail market. Given the market environment, retail demand was often strongest for higher credit quality bonds. At all times, we were careful to balance our efforts to enhance liquidity through sales to the retail market with our focus on maintaining the credit quality of our portfolios in an uncertain market. Some of our new purchases also were funded by reinvesting the proceeds from called or matured bonds.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

In NMI, our primary emphasis remained on bottom-up credit analysis and selection. During this period, we continued to find opportunities to add health care bonds, a sector that we found attractive in the current market environment due to its long-term value potential. To fund these purchases, NMI sold selected bonds, including a Florida community development district credit; reduced exposure to California general obligation (GO) bonds; and reinvested proceeds from bond calls. Our decision to sell some of our California GO holdings was based on the state's weaker economy, resultant declines in revenue and the anticipation of larger issues of California GOs with more attractive yields in the near future.

As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our management strategies. As part of this approach, we used inverse floating rate securities(3), a type of derivative financial instrument, in both NUV and NMI during this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NMI also invested in additional types of derivatives during this period. The goal was to help manage net asset value (NAV) volatility without having a negative impact on income streams or dividends over the short term.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Net Asset Value
For periods ended 10/31/08

                               1-Year       5-Year      10-Year
NUV                           -10.51%        2.28%        3.46%
NMI                            -9.53%        2.55%        2.87%

Lipper General and
Insured Unleveraged
Municipal Debt
Funds Average(4)               -6.66%        2.59%        3.38%

Barclays Capital
Municipal
Bond Index(5)                  -3.30%        2.73%        4.14%

S&P National
Municipal Bond Index(6)        -4.15%        2.75%        N/A

For the twelve months ended October 31, 2008, the total returns on net asset value (NAV) for both NUV and NMI underperformed the return on the Lipper General and Insured Unleveraged Municipal Debt Funds Average, the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index.

Key management factors that influenced the Funds' returns included duration positioning, the use of derivatives, credit exposure and sector allocations.






Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) The Lipper General and Insured Unleveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 8 funds; 5 years, 7 funds; and 10 years, 7 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

Given the changes in the interest rate environment during this period, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less outperformed the market as a whole, with bonds maturing in one to six years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, the greater a Fund's exposure to the underperforming longer part of the yield curve during this period, the greater the negative impact on the Fund's return. Overall, NMI, which had a shorter duration than NUV, was the better positioned of these two Funds in terms of duration.

As mentioned earlier, NUV and NMI used inverse floaters during this period to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters detracted from performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure, including exposure to bonds backed by municipal bond insurers, also was a factor in performance during this period. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality ratings typically performed very well. However, insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, experienced a disproportionately negative impact (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA. As many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. As of October 31, 2008, allocations of bonds rated BBB accounted for approximately 12% of NUV's portfolio and 26% of NMI, with both Funds allocating an additional 7% and 6%, respectively, to bonds rated BB or lower (below investment-grade quality). NMI also held approximately 11% of its portfolio in non-rated bonds, while NUV allocated less than 1% to this credit category. The Funds' lower-rated credit exposure, which was generally higher than that of the Barclays Capital Municipal Bond Index, was a negative influence on the Funds' returns for this period. Conversely, the Funds' weightings in bonds rated AAA were generally positive for performance.

Sectors of the market that generally helped the Funds' performances included general obligation bonds, resource recovery, water and sewer and utilities. Pre-refunded bonds, which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Holdings of pre-refunded bonds accounted for 23% of NUV's portfolio and 16% of NMI.

In general, bonds that carried any credit risk, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development revenue (IDR) sector in particular, underperformed the general municipal market. Next to the IDR sector, zero coupon bonds were among the worst performing categories, followed by the health care and housing sectors. NMI, in particular, was very heavily weighted in health care bonds.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms'capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

Dividend and Share Price
                 INFORMATION


The dividends of both NUV and NMI remained stable throughout the twelve-month reporting period ended October 31, 2008.

Due to capital gains generated by normal portfolio activity, common shareholders of NUV received a long-term capital gains distribution of $0.0283 per share and an ordinary income distribution of $0.0017 per share at the end of December 2007.

Both NUV and NMI seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NUV and NMI had positive UNII balances for both tax and financial statement purposes.

The Funds' Board of Directors approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, the Funds had not repurchased any of their outstanding common shares.

As of October 31, 2008, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             10/31/08      Twelve-Month Average
                              Premium                  Discount
NUV                             0.58%                    -0.37%
NMI                             6.57%                    -0.52%

NUV
Performance
OVERVIEW


Nuveen Municipal
Value Fund, Inc.
                             as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed        39%
AA                31%
A                 10%
BBB               12%
BB or Lower        7%
N/R                1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Nov             0.039
Dec             0.039
Jan             0.039
Feb             0.039
Mar             0.039
Apr             0.039
May             0.039
Jun             0.039
Jul             0.039
Aug             0.039
Sep             0.039
Oct             0.039

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/07        9.51
                9.2
                9.22
                9.33
                9.63
                9.56
                9.56
                9.26
                9.2
                9.25
                9.65
                9.77
                9.47
                9.75
                9.89
                9.83
                9.65
                9.69
                9.4501
                9.78
                9.7
                9.7
                9.81
                9.85
                9.85
                9.97
                9.97
                10
                10.21
                10.21
                10.13
                10.05
                10.05
                9.89
                9.56
                9.5606
                9.61
                9.67
                9.77
                9.64
                9.79
                9.92
                9.832
                9.59
                9.7
                9.82
                9.78
                9.52
                9.2
                9.11
                8.2
                8.65
                8.84
10/31/08        8.65


FUND SNAPSHOT
------------------------------------
Share Price                    $8.65
------------------------------------
Net Asset Value                $8.60
------------------------------------
Premium/(Discount) to NAV      0.58%
------------------------------------
Market Yield                   5.41%
------------------------------------
Taxable-Equivalent Yield(2)    7.51%
------------------------------------
Net Assets ($000)         $1,684,418
------------------------------------
Average Effective Maturity
on Securities (Years)          17.16
------------------------------------
Modified Duration               9.48
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.93%       -10.51%
------------------------------------
5-Year          4.40%         2.28%
------------------------------------
10-Year         4.32%         3.46%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.0%
------------------------------------
California                     11.7%
------------------------------------
New York                        8.1%
------------------------------------
Texas                           6.7%
------------------------------------
New Jersey                      5.6%
------------------------------------
Colorado                        4.1%
------------------------------------
Michigan                        3.9%
------------------------------------
Washington                      3.7%
------------------------------------
Massachusetts                   3.7%
------------------------------------
Florida                         3.5%
------------------------------------
Missouri                        2.9%
------------------------------------
South Carolina                  2.8%
------------------------------------
Louisiana                       2.3%
------------------------------------
Puerto Rico                     2.3%
------------------------------------
Pennsylvania                    2.1%
------------------------------------
Wisconsin                       2.0%
------------------------------------
Ohio                            2.0%
------------------------------------
Other                          19.6%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.3%
------------------------------------
Tax Obligation/Limited         17.1%
------------------------------------
Health Care                    14.9%
------------------------------------
Transportation                 12.2%
------------------------------------
Tax Obligation/General          7.8%
------------------------------------
Utilities                       7.1%
------------------------------------
Consumer Staples                5.5%
------------------------------------
Other                          12.1%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.030 per share.

NMI
Performance
OVERVIEW

Nuveen Municipal
Income Fund, Inc.
                             as of October 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.
Guaranteed        24%
AA                17%
A                 16%
BBB               26%
BB or Lower        6%
N/R               11%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Nov             0.042
Dec             0.042
Jan             0.042
Feb             0.042
Mar             0.042
Apr             0.042
May             0.042
Jun             0.042
Jul             0.042
Aug             0.042
Sep             0.042
Oct             0.042

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/07        10.45
                10.44
                10.25
                 9.96
                 9.91
                10.35
                10.31
                10.6
                10.64
                10.62
                10.59
                10.75
                10.69
                10.54
                10.76
                10.64
                10.42
                10.46
                10.51
                10.29
                10.27
                10.31
                10.36
                10.32
                10.45
                10.49
                10.7
                10.66
                10.76
                10.62
                10.82
                10.88
                10.67
                10.39
                10.42
                10.5
                10.6
                10.59
                10.25
                10.28
                10.37
                10.21
                10.34
                10.34
                10.49
                10.55
                10.33
                10.33
                9.61
                9.86
                8.45
                9.1
                9.91
10/31/08        9.89

FUND SNAPSHOT
------------------------------------
Share Price                    $9.89
------------------------------------
Net Asset Value                $9.28
------------------------------------
Premium/(Discount) to NAV      6.57%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield(2)    7.08%
------------------------------------
Net Assets ($000)            $75,553
------------------------------------
Average Effective Maturity
on Securities (Years)          14.63
------------------------------------
Modified Duration               8.21
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.01%        -9.53%
------------------------------------
5-Year          5.66%         2.55%
------------------------------------
10-Year         3.30%         2.87%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     17.7%
------------------------------------
Texas                           9.3%
------------------------------------
Illinois                        7.6%
------------------------------------
South Carolina                  6.6%
------------------------------------
Colorado                        6.4%
------------------------------------
New York                        6.0%
------------------------------------
Missouri                        4.1%
------------------------------------
Tennessee                       4.0%
------------------------------------
Michigan                        3.9%
------------------------------------
Ohio                            3.8%
------------------------------------
Indiana                         3.6%
------------------------------------
Virginia                        3.1%
------------------------------------
Virgin Islands                  2.9%
------------------------------------
Florida                         2.8%
------------------------------------
Louisiana                       2.8%
------------------------------------
Other                          15.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    22.8%
------------------------------------
U.S. Guaranteed                15.7%
------------------------------------
Utilities                      15.6%
------------------------------------
Tax Obligation/Limited         12.9%
------------------------------------
Tax Obligation/General         11.1%
------------------------------------
Education and Civic
   Organizations                5.9%
------------------------------------
Materials                       4.5%
------------------------------------
Other                          11.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NUV
NMI

Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 29, 2008, at The Northern Trust Company,
50 South La Salle Street, Chicago, IL 60675; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to August 29, 2008.

                                                                                                              NUV                NMI
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Common             Common
                                                                                                           Shares             Shares
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                                                                 96,683,788          3,996,303
   Against                                                                                              7,662,441            287,287
   Abstain                                                                                              3,592,140            129,416
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                                                                                 97,467,073          4,024,800
   Against                                                                                              6,927,718            268,475
   Abstain                                                                                              3,543,578            119,731
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO INVESTING IN
OTHER INVESTMENT COMPANIES.
   For                                                                                                 96,360,044          4,003,080
   Against                                                                                              7,856,827            265,520
   Abstain                                                                                              3,721,498            144,406
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO DERIVATIVES AND
SHORT SALES.
   For                                                                                                 95,715,259          3,993,554
   Against                                                                                              8,436,068            286,057
   Abstain                                                                                              3,787,042            133,395
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                                                 95,736,231          3,989,462
   Against                                                                                              8,327,499            283,436
   Abstain                                                                                              3,874,639            140,108
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                                                 96,699,546          3,994,193
   Against                                                                                              7,792,673            281,629
   Abstain                                                                                              3,446,150            137,184
   Broker Non-Votes                                                                                    26,029,378          1,137,453
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                                                129,351,299          5,336,247
   Withhold                                                                                             4,616,448            214,212
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
William C. Hunter
   For                                                                                                129,364,453          5,334,595
   Withhold                                                                                             4,603,294            215,864
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
David J. Kundert
   For                                                                                                129,325,767          5,330,427
   Withhold                                                                                             4,641,980            220,032
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================
Terence J. Toth
   For                                                                                                129,335,632          5,333,375
   Withhold                                                                                             4,632,115            217,084
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              133,967,747          5,550,459
====================================================================================================================================

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. (the "Funds") as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 23, 2008

NUV

Nuveen Municipal Value Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.1%

$       5,000   Courtland Industrial Development Board, Alabama, Solid Waste          11/09 at 101.00       Baa3        $ 4,048,500
                 Disposal Revenue Bonds, Champion International Paper Corporation,
                 Series 1999A, 6.700%, 11/01/29 (Alternative Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,               6/11 at 101.00     A2 (4)          1,874,425
                 Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00        AAA         12,227,760
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,750   Total Alabama                                                                                            18,150,685
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.5%

        3,335   Alaska Housing Finance Corporation, General Housing Purpose           12/14 at 100.00         AA          3,071,168
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,             9/13 at 100.00     AA (4)          3,234,630
                 5.000%, 9/01/23 (Pre-refunded 9/01/13) - FGIC Insured

        1,840   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/10 at 100.00        AAA          1,916,581
                 Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22
                 (Pre-refunded 6/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        8,175   Total Alaska                                                                                              8,222,379
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.9%

       13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,           7/10 at 101.00      A (4)         14,127,695
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        4,900   Arizona Health Facilities Authority, Hospital System Revenue          11/09 at 100.00   Baa3 (4)          5,112,219
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.250%, 11/15/29 (Pre-refunded 11/15/09)

        1,400   Arizona Health Facilities Authority, Hospital System Revenue           2/12 at 101.00   Baa3 (4)          1,536,066
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21 (Pre-refunded 2/15/12)

        3,000   Phoenix Industrial Development Authority, Arizona, GNMA                4/15 at 100.00        Aaa          2,177,370
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44
                 (Alternative Minimum Tax)

        2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien           7/18 at 100.00        AA-          2,221,425
                 Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38

        4,000   Quechan Indian Tribe of the Fort Yuma Reservation, Arizona,           12/17 at 102.00        N/R          3,209,800
                 Government Project Bonds, Series 2007, 7.000%, 12/01/27

        5,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue            No Opt. Call        AA-          3,027,350
                 Bonds, Series 2007, 5.000%, 12/01/37

        1,000   Scottsdale Industrial Development Authority, Arizona, Hospital         9/13 at 100.00         A3            803,660
                 Revenue Bonds, Scottsdale Healthcare, Series 2008A,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
       34,900   Total Arizona                                                                                            32,215,585
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.2%

        2,000   Cabot School District 4, Lonoke County, Arkansas, General              2/09 at 100.00        Aa3          1,820,700
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32 -
                 AMBAC Insured

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue      12/12 at 100.00        Aa3          1,829,960
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Arkansas                                                                                            3,650,660
------------------------------------------------------------------------------------------------------------------------------------


                                       14

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.7%

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
$      10,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                                5/12 at 101.00        Aaa        $10,831,100
       10,000    5.250%, 5/01/20 (Pre-refunded 5/01/12)                                5/12 at 101.00        Aaa         10,872,400

        7,310   California Educational Facilities Authority, Revenue Bonds,            10/09 at 39.19        Aaa          2,810,037
                 Loyola Marymount University, Series 2000, 0.000%, 10/01/24
                 (Pre-refunded 10/01/09) - MBIA Insured

                California Health Facilities Financing Authority, Revenue Bonds,
                Kaiser Permanante System, Series 2006:
        5,000    5.000%, 4/01/37 - BHAC Insured                                        4/16 at 100.00        AAA          4,497,100
        6,000    5.000%, 4/01/37                                                       4/16 at 100.00         A+          4,755,660

        6,830   California Infrastructure Economic Development Bank, Revenue          10/11 at 101.00         A-          5,974,338
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

        1,500   California Pollution Control Financing Authority, Revenue Bonds,       6/17 at 100.00         A3            989,460
                 Pacific Gas and Electric Company, Series 2004C,
                 4.750%, 12/01/23 - FGIC Insured (Alternative Minimum Tax)

       12,660   California Statewide Community Development Authority,                  4/09 at 101.00        BBB         11,820,895
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        3,600   California Statewide Community Development Authority,                  7/18 at 100.00        AA-          3,205,008
                 Revenue Bonds, St. Joseph Health System, Series 2007A,
                 5.750%, 7/01/47 - FGIC Insured

                California, General Obligation Bonds, Series 2003:
       14,600    5.250%, 2/01/28                                                       8/13 at 100.00         A+         14,001,254
       11,250    5.000%, 2/01/33                                                       8/13 at 100.00         A+         10,152,788

        4,000   California, General Obligation Bonds, Trust 2652,
                 0.751%, 6/01/37 (IF)                                                  6/17 at 100.00         A+          2,202,960

        3,000   Capistrano Unified School District, Orange County, California,         9/09 at 102.00    N/R (4)          3,161,910
                 Special Tax Bonds, Community Facilities District 98-2 - Ladera,
                 Series 1999, 5.750%, 9/01/29 (Pre-refunded 9/01/09)

        5,000   Coast Community College District, Orange County, California,           8/18 at 100.00        AAA          3,439,350
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 -
                 FSA Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,             No Opt. Call        AAA         14,989,200
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)

       21,150   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA         22,348,992
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) -
                 AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        5,000    5.000%, 6/01/33                                                       6/17 at 100.00        BBB          3,117,800
        1,500    5.125%, 6/01/47                                                       6/17 at 100.00        BBB            885,750

        3,540   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          3,999,952
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
        5,000    5.000%, 6/01/38 - FGIC Insured                                        6/15 at 100.00          A          3,737,950
       10,000    5.000%, 6/01/45                                                       6/15 at 100.00          A          7,222,500

        9,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AA          8,101,530
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41

        4,000   Los Angeles Regional Airports Improvement Corporation,                12/12 at 102.00         B-          2,907,000
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

                Merced Union High School District, Merced County, California,
                General Obligation Bonds, Series 1999A:
        2,500    0.000%, 8/01/23 - FGIC Insured                                          No Opt. Call         AA          1,001,375
        2,555    0.000%, 8/01/24 - FGIC Insured                                          No Opt. Call         AA            953,092

        2,365   Montebello Unified School District, Los Angeles County,                  No Opt. Call         AA            728,491
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/27 - FGIC Insured


                                       15

NUV
Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       8,000   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00     A3 (4)        $ 8,916,560
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.625%, 7/01/34 (Pre-refunded 7/01/14)

       15,155   Riverside Public Financing Authority, California, University           8/17 at 100.00         AA         12,397,245
                 Corridor Tax Allocation Bonds, Series 2007C, 5.000%, 8/01/37 -
                 MBIA Insured

                San Bruno Park School District, San Mateo County, California,
                General Obligation Bonds, Series 2000B:
        2,575    0.000%, 8/01/24 - FGIC Insured                                          No Opt. Call         AA          1,002,525
        2,660    0.000%, 8/01/25 - FGIC Insured                                          No Opt. Call         AA            967,522

        7,300   San Diego County, California, Certificates of Participation,           9/09 at 101.00    N/R (4)          7,649,524
                 Burnham Institute, Series 1999, 6.250%, 9/01/29
                 (Pre-refunded 9/01/09)

       14,605   San Joaquin Hills Transportation Corridor Agency, Orange                 No Opt. Call         AA          2,462,403
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

        5,000   San Jose, California, Airport Revenue Bonds, Series 2007A,             3/17 at 100.00         AA          4,140,400
                 6.000%, 3/01/47 - AMBAC Insured (Alternative Minimum Tax)

        1,369   Yuba County Water Agency, California, Yuba River Development           3/09 at 100.00       Baa3          1,345,029
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1966A,
                 4.000%, 3/01/16

------------------------------------------------------------------------------------------------------------------------------------
      254,024   Total California                                                                                         197,589,100
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 4.1%

        5,000   Arkansas River Power Authority, Colorado, Power Revenue Bonds,        10/16 at 100.00        BBB          3,817,200
                 Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured

        1,800   Colorado Educational and Cultural Facilities Authority, Charter        8/11 at 100.00        AAA          2,029,050
                 School Revenue Bonds, Peak-to-Peak Charter School, Series 2001,
                 7.625%, 8/15/31 (Pre-refunded 8/15/11)

        5,000   Colorado Health Facilities Authority, Colorado, Revenue Bonds,         9/16 at 100.00         AA          3,685,200
                 Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38

        2,100   Colorado Health Facilities Authority, Revenue Bonds, Catholic          3/12 at 100.00     AA (4)          2,111,886
                 Health Initiatives, Series 2002A, 5.500%, 3/01/32 (ETM)

          750   Colorado Health Facilities Authority, Revenue Bonds, Longmont         12/16 at 100.00       BBB+            610,433
                 United Hospital, Series 2006B, 5.000%, 12/01/23 - RAAI Insured

        1,700   Colorado Health Facilities Authority, Revenue Bonds, Poudre            9/18 at 102.00        AAA          1,531,717
                 Valley Health System, Series 2005C, 5.250%, 3/01/40 -
                 FSA Insured

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley       1/12 at 100.00       BBB+            453,850
                 Medical Center, Series 2001, 5.750%, 1/15/22

       18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,             11/13 at 100.00         A+         16,282,789
                 Series 2003B, 5.000%, 11/15/33 - SYNCORA GTY Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 102.00        AAA          5,378,300
                 Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) -
                 MBIA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
                Series 2000B:
       24,200    0.000%, 9/01/31 - MBIA Insured                                          No Opt. Call         AA          4,898,322
       16,500    0.000%, 9/01/32 - MBIA Insured                                          No Opt. Call         AA          3,099,855

       39,700   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 31.42        Aaa         11,827,027
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           9/20 at 41.72         AA          1,446,500
                 Series 2004B, 0.000%, 3/01/36 - MBIA Insured

        5,000   Ebert Metropolitan District, Colorado, Limited Tax General            12/17 at 100.00         A3          3,709,650
                 Obligation Bonds, Series 2007, 5.350%, 12/01/37 - RAAI Insured

        1,450   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/11 at 102.00     AA (4)          1,560,519
                 Bonds, Senior Series 2001A, 5.500%, 6/15/19
                 (Pre-refunded 6/15/11) - AMBAC Insured


                                       16

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       7,000   Northwest Parkway Public Highway Authority, Colorado, Revenue          6/16 at 100.00     AA (4)        $ 6,623,540
                 Bonds, Senior Series 2001C, 0.000%, 6/15/21
                 (Pre-refunded 6/15/16) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      144,615   Total Colorado                                                                                           69,065,838
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.4%

        8,670   Mashantucket Western Pequot Tribe, Connecticut, Subordinate           11/17 at 100.00       Baa3          6,074,809
                 Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.5%

       10,000   Washington Convention Center Authority, District of Columbia,         10/16 at 100.00         AA          8,044,300
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007A,
                 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.6%

        4,000   Escambia County Health Facilities Authority, Florida, Revenue         11/12 at 101.00        Aa1          3,651,040
                 Bonds, Ascension Health Credit Group, Series 2002C,
                 5.750%, 11/15/32

       10,000   Florida State Board of Education, Public Education Capital             6/15 at 101.00        AAA          8,146,500
                 Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)

        1,750   Hillsborough County Industrial Development Authority, Florida,        10/16 at 100.00         A3          1,230,023
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

       10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue          10/11 at 100.00         AA          9,797,171
                 Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured

        3,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,           4/15 at 100.00        AAA          2,680,830
                 5.000%, 10/01/41 - FSA Insured

        4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,             10/10 at 101.00        AAA          4,301,622
                 6.000%, 10/01/32 - FSA Insured (Alternative Minimum Tax)

        5,000   Marion County Hospital District, Florida, Revenue Bonds, Munroe       10/17 at 100.00         A2          3,536,650
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

        4,895   Orange County Health Facilities Authority, Florida, Hospital          10/09 at 101.00          A          4,578,979
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26

          105   Orange County Health Facilities Authority, Florida, Hospital          10/09 at 101.00      A (4)            110,018
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26 (Pre-refunded 10/01/09)

        8,250   Orange County School Board, Florida, Certificates of Participation,    8/12 at 100.00         AA          7,448,430
                 Series 2002A, 5.000%, 8/01/27 - MBIA Insured

        9,250   Port Saint Lucie, Florida, Special Assessment Revenue Bonds,           7/17 at 100.00         AA          7,405,458
                 Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 -
                 MBIA Insured

        2,500   Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A,    10/17 at 100.00        BBB          1,909,575
                 5.250%, 10/01/27

        8,100   South Miami Health Facilities Authority, Florida, Revenue Bonds,       8/17 at 100.00        AA-          4,956,309
                 Baptist Health Systems of South Florida, Trust 1025,
                 7.368%, 8/15/42 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       72,420   Total Florida                                                                                            59,752,605
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.0%

       10,240   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                  5/09 at 101.00          A          8,551,219
                 Series 1999A, 5.000%, 11/01/38 - FGIC Insured

        2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                  5/12 at 100.00         AA          2,163,900
                 Series 2001A, 5.000%, 11/01/33 - MBIA Insured

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds,                   10/14 at 100.00        AAA          3,927,800
                 Series 2004, 5.250%, 10/01/39 - FSA Insured

        2,250   Royston Hospital Authority, Georgia, Revenue Anticipation              7/09 at 102.00        N/R          1,784,588
                 Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                 6.500%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
       18,990   Total Georgia                                                                                            16,427,507
------------------------------------------------------------------------------------------------------------------------------------


                                       17

NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.7%

$      12,325   Honolulu City and County, Hawaii, General Obligation Bonds,            3/13 at 100.00         AA        $12,089,346
                 Series 2003A, 5.250%, 3/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.6%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,              1/10 at 100.00         AA          2,068,137
                 6.375%, 1/01/20

       17,205   Chicago Board of Education, Illinois, Unlimited Tax General              No Opt. Call         AA          6,838,127
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/24 - FGIC Insured

        1,125   Chicago Greater Metropolitan Sanitary District, Illinois,                No Opt. Call        AAA          1,180,710
                 General Obligation Capital Improvement Bonds, Series 1991,
                 7.000%, 1/01/11 (ETM)

        5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund       7/12 at 100.00        Aaa          5,386,650
                 Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded 7/01/12)

          285   Chicago, Illinois, General Obligation Bonds, Series 2002A,             7/12 at 100.00         AA            277,909
                 5.625%, 1/01/39 - AMBAC Insured

        9,715   Chicago, Illinois, General Obligation Bonds, Series 2002A,             7/12 at 100.00     AA (4)         10,574,389
                 5.625%, 1/01/39 (Pre-refunded 7/01/12) - AMBAC Insured

        2,575   Chicago, Illinois, Second Lien Passenger Facility Charge               1/11 at 101.00         AA          2,089,458
                 Revenue Bonds, O'Hare International Airport, Series 2001C,
                 5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)

        3,020   Cook County High School District 209, Proviso Township, Illinois,     12/16 at 100.00        AAA          3,069,045
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/19 -
                 FSA Insured

          385   DuPage County Community School District 200, Wheaton, Illinois,       11/13 at 100.00        Aaa            391,083
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 -
                 FSA Insured

        1,615   DuPage County Community School District 200, Wheaton, Illinois,       11/13 at 100.00        Aaa          1,762,563
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

        5,000   Illinois Development Finance Authority, Gas Supply Revenue Bonds,     11/13 at 101.00         A1          4,769,450
                 Peoples Gas, Light and Coke Company, Series 2003E,
                 4.875%, 11/01/38 (Mandatory put 11/01/18) - AMBAC Insured
                 (Alternative Minimum Tax)

       28,030   Illinois Development Finance Authority, Local Government Program         No Opt. Call        Aaa         15,986,911
                 Revenue Bonds, Kane, Cook and DuPage Counties School
                 District U46 - Elgin, Series 2002, 0.000%, 1/01/19 - FSA Insured

        1,800   Illinois Development Finance Authority, Local Government Program         No Opt. Call        AAA          1,005,552
                 Revenue Bonds, Winnebago and Boone Counties School
                 District 205 - Rockford, Series 2000, 0.000%, 2/01/19 -
                 FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds,                12/12 at 100.00    BBB (4)          3,512,755
                 Chicago Charter School Foundation, Series 2002A,
                 6.250%, 12/01/32 (Pre-refunded 12/01/12)

        1,450   Illinois Development Finance Authority, Revenue Bonds,                 9/11 at 100.00         AA          1,262,617
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

        6,550   Illinois Development Finance Authority, Revenue Bonds, Illinois        9/11 at 100.00     AA (4)          6,894,268
                 Wesleyan University, Series 2001, 5.125%, 9/01/35
                 (Pre-refunded 9/01/11) - AMBAC Insured

        5,245   Illinois Finance Authority, Revenue Bonds, Loyola University of        7/17 at 100.00         AA          3,962,598
                 Chicago, Tender Option Bond Trust 1137, 7.720%, 7/01/46 (IF)

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial       8/14 at 100.00    AA+ (4)          5,467,550
                 Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)

        3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health Systems,     8/17 at 100.00         A-          2,750,064
                 Series 2007A, 5.500%, 8/01/37

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical   5/10 at 101.00       Baa3         13,616,100
                 Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward Hospital   2/11 at 101.00        AAA         15,970,050
                 Obligated Group, Series 2001B, 5.250%, 2/15/34
                 (Pre-refunded 2/15/11) - FSA Insured

        8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman           2/09 at 100.50         AA          7,760,800
                 Health Systems, Series 1997, 5.250%, 8/01/22 - AMBAC Insured

        4,350   Illinois Health Facilities Authority, Revenue Bonds, South Suburban      No Opt. Call      A (4)          5,008,590
                 Hospital, Series 1992, 7.000%, 2/15/18 (ETM)


                                       18

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       5,000   Illinois Sports Facility Authority, State Tax Supported Bonds,         6/15 at 101.00         AA        $ 4,206,250
                 Series 2001, 0.000%, 6/15/30 - AMBAC Insured

        5,000   Lombard Public Facilities Corporation, Illinois, First Tier            1/16 at 100.00        BB-          3,406,500
                 Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                 5.500%, 1/01/36 - ACA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                          No Opt. Call         AA         12,452,108
       12,830    0.000%, 6/15/18 - FGIC Insured                                          No Opt. Call         AA          7,826,685

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                          No Opt. Call        AAA          4,422,718
        3,385    0.000%, 6/15/21 - MBIA Insured                                          No Opt. Call        AAA          1,689,927
        5,190    0.000%, 6/15/28 - MBIA Insured                                          No Opt. Call        AAA          1,651,977
       11,610    0.000%, 6/15/29 - FGIC Insured                                          No Opt. Call        AAA          3,465,121

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                        6/22 at 101.00        AAA          6,213,000
       21,375    0.000%, 6/15/34 - MBIA Insured                                          No Opt. Call        AAA          4,618,496
       21,000    0.000%, 12/15/35 - MBIA Insured                                         No Opt. Call        AAA          4,126,500
       21,070    0.000%, 6/15/36 - MBIA Insured                                          No Opt. Call        AAA          4,007,093
       25,825    0.000%, 6/15/39 - MBIA Insured                                          No Opt. Call        AAA          4,040,838
        8,460    5.250%, 6/15/42 - MBIA Insured                                        6/12 at 101.00        AAA          8,027,948

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
       16,700    0.000%, 12/15/21 - MBIA Insured                                         No Opt. Call         AA          8,111,023
        1,650    5.250%, 6/15/27 - AMBAC Insured                                      12/08 at 100.00         AA          1,533,180

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 2002B:
        3,775    0.000%, 6/15/20 - MBIA Insured                                        6/17 at 101.00        AAA          3,135,591
        5,715    0.000%, 6/15/21 - MBIA Insured                                        6/17 at 101.00        AAA          4,720,304

        1,000   Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood         3/17 at 100.00        AAA            824,480
                 Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 -
                 AGC Insured

          760   Tri-City Regional Port District, Illinois, Port and Terminal Facilities  No Opt. Call        N/R            672,813
                 Revenue Refunding Bonds, Delivery Network Project, Series 2003A,
                 4.900%, 7/01/14 (Alternative Minimum Tax)

        1,575   Will County Community School District 161, Summit Hill, Illinois,        No Opt. Call        N/R            924,273
                 Capital Appreciation School Bonds, Series 1999,
                 0.000%, 1/01/18 - FGIC Insured

          720   Will County Community School District 161, Summit Hill, Illinois,        No Opt. Call    N/R (4)            461,146
                 Capital Appreciation School Bonds, Series 1999,
                 0.000%, 1/01/18 - FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
      354,555   Total Illinois                                                                                           212,143,347
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.9%

          300   Anderson, Indiana, Economic Development Revenue Bonds,                 4/14 at 100.00        N/R            214,017
                 Anderson University, Series 2007, 5.000%, 10/01/24

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                 2/13 at 101.00        AAA         10,361,800
                 Series 2001A, 5.375%, 2/01/19

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue          3/14 at 100.00         AA          1,764,880
                 Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                 AMBAC Insured

        4,450   Indiana Municipal Power Agency, Power Supply Revenue Bonds,            1/17 at 100.00         AA          3,635,606
                 Series 2007A, 5.000%, 1/01/42 - MBIA Insured

                Indianapolis Local Public Improvement Bond Bank, Indiana,
                Series 1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                         No Opt. Call         AA          6,190,125
       14,595    0.000%, 2/01/27 - AMBAC Insured                                         No Opt. Call         AA          4,840,286


                                       19

NUV
Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       5,000   Mooresville School Building Corporation, Morgan County, Indiana,       1/09 at 102.00        AAA        $ 5,119,300
                 First Mortgage Bonds, Series 1998, 5.000%, 7/15/15 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,845   Total Indiana                                                                                            32,126,014
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.2%

        7,345   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,          7/16 at 100.00        AAA          5,111,312
                 Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)

        3,500   Iowa Higher Education Loan Authority, Private College Facility        10/12 at 100.00    N/R (4)          3,796,030
                 Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/33 (Pre-refunded 10/01/12) - ACA Insured

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement             6/15 at 100.00        BBB          4,164,230
                 Revenue Bonds, Series 2005C, 5.625%, 6/01/46

        6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement                  6/11 at 101.00        AAA          6,520,114
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       24,005   Total Iowa                                                                                               19,591,686
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.6%

       10,000   Kansas Department of Transportation, Highway Revenue Bonds,            3/14 at 100.00        AAA         10,017,900
                 Series 2004A, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.1%

        1,125   Greater Kentucky Housing Assistance Corporation, FHA-Insured           1/09 at 100.00         AA          1,125,023
                 Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.100%, 1/01/24 - MBIA Insured

        1,000   Kentucky Economic Development Finance Authority, Louisville            6/18 at 100.00        AAA            950,660
                 Arena Project Revenue Bonds, Louisville Arena Authority, Inc.,
                 Series 2008A-1, 6.000%, 12/01/38 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,125   Total Kentucky                                                                                            2,075,683
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.3%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding                  3/09 at 101.00         B2            903,420
                 Bonds, Georgia Pacific Corporation Project, Series 1998,
                 5.350%, 9/01/11 (Alternative Minimum Tax)

       12,000   Louisiana Local Government Environmental Facilities &                 11/17 at 100.00        BB+          9,128,880
                 Community Development Authority, Revenue Bonds, Westlake
                 Chemical Corporation Project, Series 2007, 6.750%, 11/01/32

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,         8/15 at 100.00         A+          4,043,111
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

        8,405   Louisiana Public Facilities Authority, Hospital Revenue Refunding     11/08 at 100.00        AAA          9,227,934
                 Bonds, Southern Baptist Hospital, Series 1986,
                 8.000%, 5/15/12 (ETM)

       21,255   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00        BBB         15,206,677
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       47,810   Total Louisiana                                                                                          38,510,022
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.4%

        3,500   Maryland Energy Financing Administration, Revenue Bonds,               3/09 at 100.00        N/R          2,997,330
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,600   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00         A-          3,688,004
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
        8,100   Total Maryland                                                                                            6,685,334
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.7%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/12 at 100.00        AAA         10,690,900
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12)

        1,720   Massachusetts Development Finance Agency, Resource Recovery           12/08 at 102.00        BBB          1,588,334
                 Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                 5.100%, 12/01/12 (Alternative Minimum Tax)

        4,340   Massachusetts Health and Educational Facilities Authority,            11/11 at 101.00       BBB+          3,027,020
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured


                                       20

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$         500   Massachusetts Health and Educational Facilities Authority,             7/18 at 100.00         A3        $   339,440
                 Revenue Bonds, CareGroup Inc., Series 2008E-1,
                 5.125%, 7/01/38

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Northern Berkshire Community Services Inc.,
                Series 2004B:
        1,340    6.250%, 7/01/24                                                       7/14 at 100.00         BB          1,063,759
        1,000    6.375%, 7/01/34                                                       7/14 at 100.00         BB            754,500

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, Senior Series 1997A:
       10,145    5.000%, 1/01/27 - MBIA Insured                                        1/09 at 100.00         AA          8,738,903
       22,440    5.000%, 1/01/37 - MBIA Insured                                        1/09 at 100.00         AA         17,799,630

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway                 1/09 at 100.00         AA          6,481,120
                 System Revenue Bonds, Subordinate Series 1997B,
                 5.125%, 1/01/37 - MBIA Insured

        7,405   Massachusetts Turnpike Authority, Metropolitan Highway                 1/09 at 101.00         AA          5,822,329
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

        1,750   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/10 at 101.00        AAA          1,846,355
                 Program Bonds, Series 2000-6, 5.500%, 8/01/30
                 (Pre-refunded 8/01/10)

        4,250   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/10 at 101.00        AAA          4,273,248
                 Program Bonds, Series 2000-6, 5.500%, 8/01/30

------------------------------------------------------------------------------------------------------------------------------------
       72,890   Total Massachusetts                                                                                      62,425,538
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.0%

       12,565   Detroit Local Development Finance Authority, Michigan,                 5/09 at 101.00        BB-          7,927,761
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        5,000   Detroit Water Supply System, Michigan, Water Supply System             7/16 at 100.00        AAA          4,060,750
                 Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

        8,000   Detroit, Michigan, Second Lien Sewerage Disposal System                7/15 at 100.00         AA          6,837,920
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        5,240   Michigan Municipal Bond Authority, Clean Water Revolving Fund         10/12 at 100.00        AAA          5,385,724
                 Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/19

                Michigan Municipal Bond Authority, Public School Academy
                Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                School, Series 2001A:
        1,100    7.500%, 10/01/12                                                     10/09 at 102.00        Ba1          1,102,453
        5,000    7.900%, 10/01/21                                                     10/09 at 102.00        Ba1          4,881,300
        3,500    8.000%, 10/01/31                                                     10/09 at 102.00        Ba1          3,304,175

       22,235   Michigan State Hospital Finance Authority, Hospital Revenue            2/09 at 101.00         BB         14,778,937
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        1,100    6.250%, 8/15/13                                                       2/09 at 100.00         BB          1,053,437
       12,925    6.500%, 8/15/18                                                       2/09 at 100.00         BB         11,376,456

        7,200   Michigan Strategic Fund, Limited Obligation Resource Recovery         12/12 at 100.00       Baa1          5,885,280
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 2002D, 5.250%, 12/15/32 - SYNCORA GTY Insured

------------------------------------------------------------------------------------------------------------------------------------
       83,865   Total Michigan                                                                                           66,594,193
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.2%

        1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health                5/14 at 100.00         AA          1,509,865
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          390   Minnesota Housing Finance Agency, Rental Housing Bonds,                2/09 at 100.00        Aa1            390,920
                 Series 1995D, 5.900%, 8/01/15 - MBIA Insured

        2,000   Saint Paul Housing and Redevelopment Authority, Minnesota,            11/16 at 100.00       Baa1          1,385,080
                 Health Care Facilities Revenue Bonds, HealthPartners Obligated
                 Group, Series 2006, 5.250%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
        4,140   Total Minnesota                                                                                           3,285,865
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                                       NUV


                      Nuveen Municipal Value Fund, Inc. (continued)
                      Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.9%

$      40,000   Missouri Health and Educational Facilities Authority, Revenue          5/13 at 100.00        Aa2        $36,760,800
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32 (UB)

        6,000   Missouri-Illinois Metropolitan District Bi-State Development          10/13 at 100.00        AAA          5,361,600
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/32 - FSA Insured

        4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,           6/13 at 101.00        BBB          2,757,440
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)

                West Plains Industrial Development Authority, Missouri, Hospital
                Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
        1,440    5.500%, 11/15/12                                                     11/08 at 100.50         B+          1,325,189
        1,000    5.600%, 11/15/17                                                     11/08 at 100.50         B+            823,190

        3,075   West Plains Industrial Development Authority, Missouri, Hospital      11/09 at 101.00         B+          2,554,556
                 Facilities Revenue Bonds, Ozark Medical Center, Series 1999,
                 6.750%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------
       55,515   Total Missouri                                                                                           49,582,775
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.2%

        3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue            3/13 at 101.00         AA          3,118,613
                 Refunding Bonds, Puget Sound Energy, Series 2003A,
                 5.000%, 3/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.3%

        5,000   Omaha Public Power District, Nebraska, Electric System Revenue         2/18 at 100.00        Aa1          4,849,100
                 Bonds, Series 2008A, 5.500%, 2/01/39 (WI/DD, Settling 11/14/08)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 1.6%

        2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe              9/13 at 100.00       BBB+          1,898,125
                 Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
       15,095    0.000%, 1/01/24 - AMBAC Insured                                         No Opt. Call         AA          3,269,426
       11,000    0.000%, 1/01/25 - AMBAC Insured                                         No Opt. Call         AA          2,153,910
        4,000    5.625%, 1/01/32 - AMBAC Insured                                       1/10 at 102.00         AA          2,411,720
       22,010    5.375%, 1/01/40 - AMBAC Insured                                       1/10 at 100.00         AA         13,231,091

        2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic                  7/17 at 100.00          A          1,918,700
                 Healthcare West, Trust 2634, 0.777%, 7/01/31 (IF)

        1,500   Sparks Tourism Improvement District 1, Legends at Sparks               6/18 at 100.00        Ba2          1,272,660
                 Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A,
                 6.750%, 6/15/28

------------------------------------------------------------------------------------------------------------------------------------
       58,605   Total Nevada                                                                                             26,155,632
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.6%

       23,625   New Jersey Economic Development Authority, Special Facilities          9/09 at 101.00          B         13,351,669
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

        9,000   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00          B          5,827,410
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        4,740   New Jersey Health Care Facilities Financing Authority, Revenue          1/17 at 41.49       Baa2            567,094
                 Bonds, Saint Barnabas Health Care System, Series 2006A,
                 0.000%, 7/01/34

       11,200   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00   BBB- (4)         12,214,496
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

        7,500   New Jersey Transportation Trust Fund Authority, Transportation         6/13 at 100.00        AAA          8,228,625
                 System Bonds, Series 2003C, 5.500%, 6/15/24
                 (Pre-refunded 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       30,000    0.000%, 12/15/31 - FGIC Insured                                         No Opt. Call         AA          7,502,100
       27,000    0.000%, 12/15/32 - FSA Insured                                          No Opt. Call        AAA          6,405,480

          310   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,              No Opt. Call         AA            352,272
                 6.500%, 1/01/16 - MBIA Insured


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$         105    6.500%, 1/01/16 - MBIA Insured (ETM)                                    No Opt. Call     AA (4)        $   122,741
        1,490    6.500%, 1/01/16 - MBIA Insured (ETM)                                    No Opt. Call     AA (4)          1,662,795

       27,185   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00        AAA         29,909,203
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42
                 (Pre-refunded 6/01/12)

        7,165   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/13 at 100.00        AAA          8,048,874
                 Settlement Asset-Backed Bonds, Series 2003, 6.250%, 6/01/43
                 (Pre-refunded 6/01/13)

------------------------------------------------------------------------------------------------------------------------------------
      149,320   Total New Jersey                                                                                         94,192,759
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.6%

        1,500   University of New Mexico, Revenue Refunding Bonds,                       No Opt. Call         AA          1,622,715
                 Series 1992A, 6.000%, 6/01/21

        9,600   University of New Mexico, Subordinate Lien Revenue Refunding           6/12 at 100.00         AA          8,850,624
                 and Improvement Bonds, Series 2002A, 5.000%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       11,100   Total New Mexico                                                                                         10,473,339
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 8.1%

        8,500   Dormitory Authority of the State of New York, FHA-Insured              2/14 at 100.00        AAA          7,833,175
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1999D:
          245    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                8/09 at 101.00     A1 (4)            254,653
          200    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                8/09 at 101.00    AA- (4)            207,832
           65    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                8/09 at 101.00    AA- (4)             67,561
        6,490    5.250%, 2/15/29 (Pre-refunded 8/15/09)                                8/09 at 101.00    AA- (4)          6,745,706

        5,200   Dormitory Authority of the State of New York, New York City,           5/10 at 101.00    AA- (4)          5,551,780
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded 5/15/10)

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,           1/09 at 100.00         A3          2,173,100
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 5.500%, 7/01/26

        2,625   Dormitory Authority of the State of New York, Revenue Bonds,           1/09 at 100.00         A3          2,276,899
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        4,170   Dormitory Authority of the State of New York, State Personal           8/16 at 100.00         AA          2,194,921
                 Income Tax Revenue Bonds, Tender Option Bond Trust 2846,
                 8.115%, 2/15/35 (IF)

       15,500   Long Island Power Authority, New York, Electric System General         9/11 at 100.00        AAA         16,636,615
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

        2,000   Long Island Power Authority, New York, Electric System General         6/16 at 100.00         A-          1,792,700
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35

        1,510   New York City Industrial Development Agency, New York, Civic          12/16 at 100.00        BB+            973,693
                 Facility Revenue Bonds, Vaughn College of Aeronautics,
                 Series 2006B, 5.000%, 12/01/31

       10,000   New York City Industrial Development Agency, New York, Special         8/12 at 101.00         B-          7,582,000
                 Facilities Revenue Bonds, JFK Airport - American Airlines Inc.,
                 Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)

        2,750   New York City Municipal Water Finance Authority, New York,            12/14 at 100.00        AAA          2,259,950
                 Water and Sewerage System Revenue Bonds, Series 2008,
                 Trust 1199, 6.714%, 6/15/36 - FSA Insured (IF)

            5   New York City, New York, General Obligation Bonds,                     2/09 at 100.00         AA              5,013
                 Fiscal Series 1997E, 6.000%, 8/01/16

        3,880   New York City, New York, General Obligation Bonds,                     2/09 at 100.50         AA          3,907,742
                 Fiscal Series 1998D, 5.500%, 8/01/10

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2003J:
        1,450    5.500%, 6/01/21                                                       6/13 at 100.00        AAA          1,461,006
          385    5.500%, 6/01/22                                                       6/13 at 100.00        AAA            387,395

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2004C:
        8,000    5.250%, 8/15/24                                                       8/14 at 100.00         AA          7,856,240
        6,000    5.250%, 8/15/25                                                       8/14 at 100.00         AA          5,862,120


                                       23

NUV
Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
$      10,000    5.500%, 6/01/17                                                       6/11 at 100.00        AA-        $10,112,100
       11,190    5.500%, 6/01/18                                                       6/12 at 100.00        AA-         11,287,017
       28,810    5.500%, 6/01/19                                                       6/13 at 100.00        AA-         29,028,666

        2,500   Port Authority of New York and New Jersey, Special Project               No Opt. Call         AA          2,494,675
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/10 - MBIA Insured (Alternative Minimum Tax)

        8,500   Power Authority of the State of New York, General Revenue             11/10 at 100.00        Aa2          8,110,105
                 Bonds, Series 2000A, 5.250%, 11/15/40

------------------------------------------------------------------------------------------------------------------------------------
      142,475   Total New York                                                                                           137,062,664
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.1%

        1,500   Charlotte, North Carolina, Certificates of Participation,              6/13 at 100.00        AA+          1,374,945
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        2,500   North Carolina Eastern Municipal Power Agency, Power System            1/13 at 100.00       BBB+          2,115,225
                 Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26

        1,500   North Carolina Infrastructure Finance Corporation, Certificates        2/14 at 100.00        AA+          1,510,005
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/20

        2,000   North Carolina Medical Care Commission, Health System                 10/17 at 100.00         AA          1,525,220
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2007, 4.500%, 10/01/31

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric              1/10 at 101.00         A2         10,157,900
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        3,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,          1/18 at 100.00        AA-          2,422,260
                 Doing Business as Carolinas HealthCare System, Health Care
                 Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47 -
                 AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,500   Total North Carolina                                                                                     19,105,555
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.0%

       10,000   American Municipal Power Ohio Inc., General Revenue Bonds,             2/18 at 100.00         A1          8,916,300
                 Series 2008, 5.250%, 2/15/43

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          520    5.125%, 6/01/24                                                       6/17 at 100.00        BBB            407,576
        5,350    5.875%, 6/01/30                                                       6/17 at 100.00        BBB          3,750,404
       15,165    5.750%, 6/01/34                                                       6/17 at 100.00        BBB         10,099,890
       11,785    5.875%, 6/01/47                                                       6/17 at 100.00        BBB          7,372,814

        5,150   Buckeye Tobacco Settlement Financing Authority, Ohio,                  6/22 at 100.00        BBB          2,565,576
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-3, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       47,970   Total Ohio                                                                                               33,112,560
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.8%

        9,955   Oklahoma Development Finance Authority, Revenue Bonds,                 2/14 at 100.00        AA-          8,616,650
                 St. John Health System, Series 2004, 5.125%, 2/15/31

        5,045   Oklahoma Development Finance Authority, Revenue Bonds,                 2/14 at 100.00        AAA          5,442,496
                 St. John Health System, Series 2004, 5.125%, 2/15/31
                 (Pre-refunded 2/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       15,000   Total Oklahoma                                                                                           14,059,146
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.3%

        2,600   Clackamas County Hospital Facility Authority, Oregon, Revenue          5/11 at 101.00         A+          2,446,990
                 Refunding Bonds, Legacy Health System, Series 2001,
                 5.250%, 5/01/21

        2,860   Oregon State Facilities Authority, Revenue Bonds, Willamette          10/17 at 100.00          A          2,428,512
                 University, Series 2007A, 5.000%, 10/01/32

------------------------------------------------------------------------------------------------------------------------------------
        5,460   Total Oregon                                                                                              4,875,502
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.1%

$      10,300   Allegheny County Hospital Development Authority, Pennsylvania,        11/17 at 100.00         BB        $ 5,925,075
                 Revenue Bonds, West Penn Allegheny Health System,
                 Series 2007A, 5.000%, 11/15/28

        4,500   Pennsylvania Higher Educational Facilities Authority,                  1/09 at 100.00        AA+          4,242,645
                 Revenue Bonds, University of Pennsylvania, Series 1998,
                 4.500%, 7/15/21

        6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             12/14 at 100.00         AA          6,513,000
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        8,000   Philadelphia School District, Pennsylvania, General Obligation         6/14 at 100.00    Aa3 (4)          8,657,280
                 Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) -
                 FGIC Insured

       10,075   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00        AAA         10,751,335
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,375   Total Pennsylvania                                                                                       36,089,335
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 2.3%

        8,340   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-          7,465,551
                 Senior Lien Series 2008A, 6.000%, 7/01/44

       13,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call       BBB+         10,790,910
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

        5,450   Puerto Rico Industrial, Tourist, Educational, Medical and              6/10 at 101.00       Baa3          4,881,020
                 Environmental Control Facilities Financing Authority, Co-Generation
                 Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)

        7,345   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00        AAA          7,352,418
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

       70,300   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue           No Opt. Call         AA          2,980,720
                 Bonds, Series 2007A, 0.000%, 8/01/54 - AMBAC Insured

        5,000   Puerto Rico, General Obligation Bonds, Series 2000B,                   7/10 at 100.00         AA          4,874,500
                 5.625%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      109,435   Total Puerto Rico                                                                                        38,345,119
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.0%

        6,250   Rhode Island Health and Educational Building Corporation,             11/08 at 101.00         AA          5,386,563
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.250%, 5/15/26 - MBIA Insured

       16,070   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00        BBB         11,735,760
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       22,320   Total Rhode Island                                                                                       17,122,323
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 2.8%

        7,000   Dorchester County School District 2, South Carolina, Installment      12/14 at 100.00        AA-          6,462,680
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/29

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation            6/14 at 100.00         A+          2,459,040
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

        8,475   Piedmont Municipal Power Agency, South Carolina, Electric              1/09 at 100.00       Baa1          7,251,719
                 Revenue Refunding Bonds, Series 1986, 5.000%, 1/01/25

        4,320   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00     A- (4)          4,721,587
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

       16,430   South Carolina JOBS Economic Development Authority, Economic          11/12 at 100.00         A-         14,024,812
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002B, 5.625%, 11/15/30

        8,000   South Carolina JOBS Economic Development Authority,                   12/10 at 102.00   Baa2 (4)          8,917,840
                 Hospital Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.375%, 12/15/21 (Pre-refunded 12/15/10)

        4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer             3/14 at 100.00         AA          3,747,346
                 System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       51,440   Total South Carolina                                                                                     47,585,024
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.8%

$      10,300   Jackson, Tennessee, Hospital Revenue Refunding Bonds,                  4/18 at 100.00         A+        $ 8,488,642
                 Jackson-Madison County General Hospital Project, Series 2008,
                 5.625%, 4/01/38

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Baptist Health System of
                East Tennessee Inc., Series 2002:
        3,000    6.375%, 4/15/22                                                       4/12 at 101.00         A1          2,658,930
        2,605    6.500%, 4/15/31                                                       4/12 at 101.00         A1          2,153,658

------------------------------------------------------------------------------------------------------------------------------------
       15,905   Total Tennessee                                                                                          13,301,230
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.7%

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue         12/12 at 100.00       CCC+          1,706,000
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        2,000   Austin Convention Enterprises Inc., Texas, Convention Center           1/17 at 100.00         BB          1,389,820
                 Hotel Revenue Bonds, First Tier Series 2006B, 5.750%, 1/01/34

        5,110   Brazos River Authority, Texas, Pollution Control Revenue               4/13 at 101.00       Caa1          3,801,993
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

                Central Texas Regional Mobility Authority, Travis and Williamson
                Counties, Toll Road Revenue Bonds, Series 2005:
        4,000    5.000%, 1/01/35 - FGIC Insured                                        1/15 at 100.00         AA          3,157,400
       31,550    5.000%, 1/01/45 - FGIC Insured                                        1/15 at 100.00         AA         23,771,977

       11,000   Harris County-Houston Sports Authority, Texas, Junior Lien               No Opt. Call         AA          2,951,850
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/27 -
                 MBIA Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien            11/11 at 100.00         AA          2,330,100
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       12,470   Harris County-Houston Sports Authority, Texas, Third Lien              11/24 at 59.10         AA          2,007,047
                 Revenue Bonds, Series 2004-A3.,0.000%, 11/15/33 -
                 MBIA Insured

       23,875   Houston, Texas, Hotel Occupancy Tax and Special Revenue                  No Opt. Call         AA          6,491,374
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/29 - AMBAC Insured

       10,045   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,         7/10 at 100.00        AAA          9,928,378
                 Series 2000A, 5.875%, 7/01/16 - FSA Insured
                 (Alternative Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                         No Opt. Call        AAA          5,470,960
        3,470    0.000%, 2/15/11                                                         No Opt. Call        AAA          3,210,860

        5,000   Kerrville Health Facilities Development Corporation, Texas,              No Opt. Call       BBB-          3,784,450
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

       22,060   Leander Independent School District, Williamson and Travis              8/09 at 31.45        AAA          6,689,033
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       30,000   North Texas Thruway Authority, First Tier System Revenue               1/25 at 100.00        AAA         17,538,900
                 Refunding Bonds, Capital Appreciation Series 2008I,
                 0.000%, 1/01/42 - AGC Insured

        5,000   Port Corpus Christi Industrial Development Corporation, Texas,         4/09 at 101.00        BBB          4,093,350
                 Revenue Refunding Bonds, Valero Refining and Marketing
                 Company, Series 1997A, 5.400%, 4/01/18

        5,000   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson       12/13 at 100.00       Baa2          4,068,600
                 Regional Medical Center, Series 2004, 6.000%, 12/01/34

        2,000   Sabine River Authority, Texas, Pollution Control Revenue               7/13 at 101.00       Caa1          1,320,120
                 Refunding Bonds, TXU Electric Company, Series 2003A,
                 5.800%, 7/01/22

        3,000   San Antonio, Texas, Water System Revenue Bonds,                        5/15 at 100.00         AA          2,489,160
                 Series 2005, 4.750%, 5/15/37 - MBIA Insured

       11,585   Tarrant County Cultural & Educational Facilities Financing             2/17 at 100.00        Aa3          7,245,259
                 Corporation, Texas, Revenue Bonds, Series 2008, Trust 1201,
                 7.578%, 2/15/36 (IF)

------------------------------------------------------------------------------------------------------------------------------------
      200,550   Total Texas                                                                                             113,446,631
------------------------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

$       3,260   Eagle Mountain, Utah, Gas and Electric Revenue Bonds,                  6/15 at 100.00         A3        $ 2,726,077
                 Series 2005, 5.000%, 6/01/24 - RAAI Insured

        1,070   Utah Housing Finance Agency, Single Family Mortgage Bonds,             1/10 at 101.50        AAA            862,805
                 Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                 Minimum Tax)

        3,700   Utah State Board of Regents, Utah State University, Revenue            4/14 at 100.00     AA (4)          3,961,220
                 Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,030   Total Utah                                                                                                7,550,102
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 0.1%

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds,                1/14 at 100.00        BBB          1,977,275
                 Refinery Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.4%

        4,125   Metropolitan Washington D.C. Airports Authority, Virginia,            10/12 at 100.00         AA          4,086,060
                 Airport System Revenue Bonds, Series 2002A, 5.750%, 10/01/16 -
                 FGIC Insured (Alternative Minimum Tax)

        3,245   Virginia Housing Development Authority, Multifamily Housing            1/09 at 101.00        AA+          3,173,123
                 Bonds, Series 1997E, 5.600%, 11/01/17
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,370   Total Virginia                                                                                            7,259,183
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.7%

        6,400   Cowlitz County Public Utilities District 1, Washington, Electric       9/14 at 100.00         A-          5,475,008
                 Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 -
                 FGIC Insured

       12,500   Energy Northwest, Washington, Electric Revenue Refunding               7/12 at 100.00        Aaa         13,212,875
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Electric Revenue Refunding               7/13 at 100.00        AA-          4,169,840
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                 SYNCORA GTY Insured

        8,200   Washington Public Power Supply System, Revenue Refunding                 No Opt. Call        Aaa          6,372,302
                 Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14

        2,500   Washington State Health Care Facilities Authority, Revenue               No Opt. Call        N/R          1,781,300
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32

        5,000   Washington State Healthcare Facilities Authority, Revenue             10/16 at 100.00         AA          3,839,450
                 Bonds, Providence Health Care Services, Series 2006A,
                 4.625%, 10/01/34 - FGIC Insured

        7,930   Washington State Housing Finance Commission, Single Family            12/15 at 100.00        Aaa          5,869,310
                 Program Bonds, 2006 Series 3A, 5.000%, 12/01/37
                 (Alternative Minimum Tax)

       18,105   Washington State Tobacco Settlement Authority, Tobacco                 6/13 at 100.00        BBB         14,827,090
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.625%, 6/01/32

                Washington State, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002-03C:
        9,000    0.000%, 6/01/29 - MBIA Insured                                          No Opt. Call        AA+          2,723,670
       16,195    0.000%, 6/01/30 - MBIA Insured                                          No Opt. Call        AA+          4,602,295

------------------------------------------------------------------------------------------------------------------------------------
       89,830   Total Washington                                                                                         62,873,140
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.0%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        6,940    6.125%, 6/01/27                                                       6/12 at 100.00        BBB          6,611,599
       14,100    6.375%, 6/01/32                                                       6/12 at 100.00        BBB         12,762,897

        6,000   Wisconsin Health and Educational Facilities Authority, Revenue         9/13 at 100.00   BBB+ (4)          6,671,100
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/16 at 100.00       BBB+            909,000
                 Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17


                                       27


NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       3,750   Wisconsin Health and Educational Facilities Authority, Revenue         2/12 at 101.00        AAA     $    4,099,538
                 Bonds, Wheaton Franciscan Services Inc., Series 2002,
                 5.750%, 8/15/30 (Pre-refunded 2/15/12)

        3,235   Wisconsin Housing and Economic Development Authority,                  9/14 at 100.00         AA          2,305,585
                 Home Ownership Revenue Bonds, Series 2005C,
                 4.875%, 3/01/36 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       35,025   Total Wisconsin                                                                                          33,359,719
------------------------------------------------------------------------------------------------------------------------------------
$   2,339,679   Total Long-Term Investments (cost $1,822,527,215) - 98.6%                                             1,660,235,122
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 1.6%

        7,200   Chicago, Illinois, Industrial Development Revenue Bonds,                                    A-1+          7,200,000
                 Enterprise Center VII Project Revenue Bonds, Variable Rate
                 Demand Obligations, Series 1992n, 1.850%, 6/01/22 (5)

       12,515   District of Columbia, Revenue Bonds, Hogar Hispano Inc.                                   VMIG-1         12,515,000
                 Project, Variable Rate Demand Obligations, Series 2005,
                 1.500%, 3/01/30 (5)

        7,500   Maryland Health and Higher Educational Facilities Authority,                                A-1+          7,500,000
                 Pooled Loan Program Bonds, Variable Rate Demand Obligations,
                 Series 1994D, 1.450%, 1/01/29 (5)
------------------------------------------------------------------------------------------------------------------------------------
$      27,215   Total Short-Term Investments (cost $27,215,000)                                                          27,215,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,849,742,215) - 100.2%                                                      1,687,450,122
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.7)%                                                                      (28,870,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                     25,837,560
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,684,417,682
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the rating on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

              WI/DD Purchased on a when-issued or delayed delivery basis.

              (ETM) Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMI

Nuveen Municipal Income Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.7%

$         690   Phenix City Industrial Development Board, Alabama, Environmental       5/12 at 100.00        BBB        $   518,521
                 Improvement Revenue Bonds, MeadWestvaco Corporation,
                 Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 18.2%

        5,530   Adelanto School District, San Bernardino County, California,             No Opt. Call         AA          2,703,783
                 General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                 MBIA Insured

                Brea Olinda Unified School District, California, General Obligation
                Bonds, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                          No Opt. Call         AA            975,620
        2,070    0.000%, 8/01/22 - FGIC Insured                                          No Opt. Call         AA            945,597
        2,120    0.000%, 8/01/23 - FGIC Insured                                          No Opt. Call         AA            906,978

        1,000   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            823,780
                 Kaiser Permanante System, Series 2006, 5.250%, 4/01/39

          250   California Housing Finance Agency, California, Home Mortgage           2/17 at 100.00        Aa2            173,500
                 Revenue Bonds, Series 2007E, 4.800%, 8/01/37
                 (Alternative Minimum Tax)

        3,000   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00          A          2,779,530
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25

        1,000   California Statewide Community Development Authority,                  7/15 at 100.00        BBB            648,320
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        3,000   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          3,389,790
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

          500   Lake Elsinore Public Finance Authority, California, Local             10/13 at 102.00        N/R            424,590
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.375%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
       20,470   Total California                                                                                         13,771,488
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.5%

          780   Colorado Educational and Cultural Facilities Authority, Charter        7/12 at 100.00        BBB            681,369
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

          410   Colorado Educational and Cultural Facilities Authority, Charter        8/11 at 100.00        AAA            456,375
                 School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)

        1,000   Colorado Educational and Cultural Facilities Authority, Charter        6/11 at 100.00    Ba1 (4)          1,107,360
                 School Revenue Bonds, Weld County School District 6 -
                 Frontier Academy, Series 2001, 7.375%, 6/01/31
                 (Pre-refunded 6/01/11)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical       6/16 at 100.00         A-            715,450
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35

        2,000   Denver City and County, Colorado, Airport System Revenue              11/10 at 100.00         AA          1,972,420
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/16 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,190   Total Colorado                                                                                            4,932,974
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 2.5%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,          4/09 at 100.00        BBB          1,480,355
                 Series 1995, 6.750%, 10/15/15

          450   Eastern Connecticut Resource Recovery Authority, Solid Waste           1/09 at 100.00        BBB            414,023
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,930   Total Connecticut                                                                                         1,894,378
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NMI

Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.8%

$         155   Dade County Industrial Development Authority, Florida, Revenue        12/08 at 100.50        N/R        $   135,898
                 Bonds, Miami Cerebral Palsy Residential Services Inc.,
                 Series 1995, 8.000%, 6/01/22

        1,250   Martin County Industrial Development Authority, Florida, Industrial   12/08 at 100.00        BB+          1,127,563
                 Development Revenue Bonds, Indiantown Cogeneration LP,
                 Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority, Florida,              12/08 at 100.00        BB+            541,878
                 Industrial Development Revenue Refunding Bonds, Indiantown
                 Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative
                 Minimum Tax)

          495   Tolomato Community Development District, Florida, Special              5/14 at 101.00        N/R            335,160
                 Assessment Bonds, Series 2006, 5.400%, 5/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Florida                                                                                             2,140,499
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 7.9%

        1,190   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero       1/09 at 100.00        N/R          1,187,810
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

          500   Illinois Development Finance Authority, Revenue Bonds, Chicago        12/12 at 100.00    BBB (4)            549,960
                 Charter School Foundation, Series 2002A, 6.125%, 12/01/22
                 (Pre-refunded 12/01/12)

        2,200   Illinois Finance Authority, Revenue Bonds, Children's Memorial         8/18 at 100.00        AAA          1,782,000
                 Hospital, Tender Option Bond Trust 2008-1098, 7.708%, 8/15/33 -
                 AGC Insured (IF)

        1,550   Illinois Health Facilities Authority, Revenue Bonds, Condell           5/12 at 100.00       Baa3          1,195,655
                 Medical Center, Series 2002, 5.500%, 5/15/32

        1,305   North Chicago, Illinois, General Obligation Bonds, Series 2005B,      11/15 at 100.00         AA          1,225,304
                 5.000%, 11/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,745   Total Illinois                                                                                            5,940,729
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.7%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue          8/12 at 101.00       Baa1          1,754,800
                 Bonds, Riverview Hospital, Series 2002, 6.125%, 8/01/31

        1,150   Whitley County, Indiana, Solid Waste and Sewerage Disposal            11/10 at 102.00        N/R          1,038,002
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Indiana                                                                                             2,792,802
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.9%

          500   Louisiana Local Government Environmental Facilities and                1/19 at 100.00        AAA            432,650
                 Community Development Authority, Revenue Refunding Bonds,
                 City of Shreveport Airport System Project, Series 2008A,
                 5.750%, 1/01/28 - FSA Insured

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds, Comm-Care Corporation Project, Series 1994:
          145    11.000%, 2/01/14 (ETM)                                                  No Opt. Call    N/R (4)            174,403
        1,295    11.000%, 2/01/14 (ETM)                                                  No Opt. Call    N/R (4)          1,557,406

------------------------------------------------------------------------------------------------------------------------------------
        1,940   Total Louisiana                                                                                           2,164,459
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.1%

        1,000   Maryland Energy Financing Administration, Revenue Bonds,               3/09 at 100.00        N/R            856,380
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 2.1%

          420   Massachusetts Development Finance Agency, Resource Recovery           12/09 at 102.00        BBB            402,805
                 Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                 6.700%, 12/01/14 (Alternative Minimum Tax)

        1,500   Massachusetts Development Finance Agency, Revenue Bonds,               1/17 at 100.00        N/R            949,140
                 Boston Architectural College, Series 2006, 5.000%, 1/01/37 -
                 ACA Insured


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$         270   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00        BBB        $   252,615
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,190   Total Massachusetts                                                                                       1,604,560
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.0%

        1,000   Delta County Economic Development Corporation, Michigan,               4/12 at 100.00        AAA          1,102,400
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company,
                 Series 2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12)
                 (Alternative Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue            1/09 at 100.00         BB          1,916,360
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Michigan                                                                                            3,018,760
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 4.3%

        4,450   Missouri Environmental Improvement and Energy Resources               12/16 at 100.00          A          3,208,228
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC
                 Insured (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 1.3%

        1,200   Montana Board of Investments, Exempt Facility Revenue Bonds,           7/10 at 101.00        BB-            990,612
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.2%

        1,000   Washington County, Nebraska, Wastewater Facilities Revenue            11/12 at 101.00          A            926,050
                 Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 6.2%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00         A3          1,000,730
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        3,735   Yates County Industrial Development Agency, New York,                  2/11 at 101.00        AAA          3,635,459
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 2000A,
                 6.000%, 2/01/41

------------------------------------------------------------------------------------------------------------------------------------
        4,735   Total New York                                                                                            4,636,189
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.9%

          520   Buckeye Tobacco Settlement Financing Authority, Ohio,                  6/17 at 100.00        BBB            325,317
                 Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.875%, 6/01/47

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/16 at 100.00          A            739,840
                 Regional Medical Center Project, Series 2006, 5.250%, 8/15/46

        2,200   Ohio Water Development Authority, Solid Waste Disposal                 9/09 at 102.00        N/R          1,886,654
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,720   Total Ohio                                                                                                2,951,811
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.4%

        1,080   Allegheny County Hospital Development Authority, Pennsylvania,        11/10 at 102.00        AAA          1,231,556
                 Revenue Bonds, West Penn Allegheny Health System,
                 Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)

          605   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call       BBB-            611,232
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,685   Total Pennsylvania                                                                                        1,842,788
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.5%

          500   Rhode Island Tobacco Settlement Financing Corporation,                 6/12 at 100.00        BBB            365,145
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                                       31

NMI

Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.7%

$       2,500   Greenville County School District, South Carolina, Installment        12/12 at 101.00         AA        $ 2,651,450
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/13

          475   Piedmont Municipal Power Agency, South Carolina, Electric                No Opt. Call   Baa1 (4)            561,179
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)

        1,105   South Carolina JOBS Economic Development Authority,                   11/12 at 100.00         A-            943,239
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002B, 5.625%, 11/15/30

          895   Tobacco Settlement Revenue Management Authority,                       5/12 at 100.00    BBB (4)            930,827
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        4,975   Total South Carolina                                                                                      5,086,695
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 4.1%

        1,000   Knox County Health, Educational and Housing Facilities Board,          4/12 at 101.00         A1            886,310
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.375%, 4/15/22

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
          375    6.500%, 9/01/26 (Pre-refunded 9/01/12)                                9/12 at 100.00        AAA            417,885
          625    6.500%, 9/01/26 (Pre-refunded 9/01/12)                                9/12 at 100.00        AAA            696,475

        1,500   Sumner County Health, Educational, and Housing Facilities             11/17 at 100.00        N/R          1,112,520
                 Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                 Health System Inc., Series 2007, 5.500%, 11/01/37

------------------------------------------------------------------------------------------------------------------------------------
        3,500   Total Tennessee                                                                                           3,113,190
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.6%

        1,500   Cameron Education Finance Corporation, Texas, Charter School           8/16 at 100.00       BBB-            984,150
                 Revenue Bonds, Faith Family Academy Charter School,
                 Series 2006A, 5.250%, 8/15/36 - ACA Insured

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and               4/12 at 100.00       BBB+          1,623,960
                 Solid Waste Disposal Revenue Bonds, Anheuser Busch
                 Company, Series 2002, 5.900%, 4/01/36
                 (Alternative Minimum Tax)

        2,000   Matagorda County Navigation District 1, Texas, Collateralized         10/13 at 101.00         AA          1,886,700
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1995, 4.000%, 10/15/15 - MBIA Insured

        1,000   North Texas Thruway Authority, Second Tier System Revenue              1/18 at 100.00         A3            473,668
                 Refunding Bonds, Tender Option Bond Trust 2903,
                 -3.640%, 1/01/38 (IF)

                Weslaco Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Knapp Medical Center, Series 2002:
        2,000    6.250%, 6/01/25                                                       6/12 at 100.00       BBB+          1,859,580
           50    6.250%, 6/01/32                                                       6/12 at 100.00       BBB+             44,335

        1,000   West Texas Independent School District, McLennan and                    8/13 at 51.84        AAA            373,680
                 Hill Counties, General Obligation Refunding Bonds,
                 Series 1998, 0.000%, 8/15/25

------------------------------------------------------------------------------------------------------------------------------------
        9,550   Total Texas                                                                                               7,246,073
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 2.9%

        2,545   Virgin Islands Public Finance Authority, Senior Lien Matching         10/14 at 100.00        BBB          2,219,367
                 Fund Loan Note, Series 2004A, 5.250%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 3.2%

        1,000   Chesterfield County Industrial Development Authority, Virginia,       11/10 at 102.00       Baa1          1,010,820
                 Pollution Control Revenue Bonds, Virginia Electric and Power
                 Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority, Virginia,        10/12 at 100.00       Baa1          1,371,675
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Virginia                                                                                            2,382,495
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 0.5%

$         500   Washington State Health Care Facilities Authority, Revenue               No Opt. Call        N/R        $   356,260
                 Bonds, Northwest Hospital and Medical Center of Seattle,
                 Series 2007, 5.700%, 12/01/32
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 2.4%

        2,050   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00        BBB          1,764,476
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 100.00        BBB            932,820
                 Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
$      92,865   Total Investments (cost $85,654,796) - 102.8%                                                            77,657,749
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.4)%                                                                       (3,335,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,230,351
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $75,553,100
                ====================================================================================================================

                FUTURES CONTRACTS OUTSTANDING AT OCTOBER 31, 2008:
                                                                                                                         UNREALIZED
                                                             CONTRACT    NUMBER OF        CONTRACT          VALUE AT   APPRECIATION
                TYPE                                         POSITION    CONTRACTS      EXPIRATION  OCTOBER 31, 2008  (DEPRECIATION)
                --------------------------------------------------------------------------------------------------------------------
                U.S. Treasury Bond                               Long           23           12/08        $2,601,875      $(100,144)
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

              (ETM) Escrowed to maturity.

               (IF) Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                                October 31, 2008
                                                                                                  MUNICIPAL VALUE  MUNICIPAL INCOME
                                                                                                            (NUV)             (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,849,742,215 and $85,654,796, respectively)                          $1,687,450,122       $77,657,749
Deposits with brokers for open futures contracts                                                               --           103,500
Cash                                                                                                    1,931,943            30,207
Receivables:
   Interest                                                                                            28,293,871         1,425,693
   Investments sold                                                                                     8,056,445            65,000
Other assets                                                                                              165,106             2,262
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                  1,725,897,487        79,284,411
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                                              28,870,000         3,335,000
Payables:
   Investments purchased                                                                                4,786,850                --
   Dividends                                                                                            6,259,470           286,023
   Variation margin on futures contracts                                                                       --            27,313
Accrued expenses:
   Management fees                                                                                        815,765            42,172
   Other                                                                                                  747,720            40,803
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                41,479,805         3,731,311
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                         $1,684,417,682       $75,553,100
====================================================================================================================================
Shares outstanding                                                                                    195,756,442         8,138,129
====================================================================================================================================
Net asset value per share outstanding                                                              $         8.60       $      9.28
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                   $    1,957,564       $    81,381
Paid-in surplus                                                                                     1,845,367,936        91,081,441
Undistributed (Over-distribution of) net investment income                                              2,924,085           498,768
Accumulated net realized gain (loss) from investments and derivative transactions                      (3,539,810)       (8,011,299)
Net unrealized appreciation (depreciation) of investments and derivative transactions                (162,292,093)       (8,097,191)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                         $1,684,417,682       $75,553,100
====================================================================================================================================
Authorized shares                                                                                     350,000,000       200,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                 Statement of
                 OPERATIONS
                                                     Year Ended October 31, 2008
                                                                                                  MUNICIPAL VALUE  MUNICIPAL INCOME
                                                                                                            (NUV)             (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $ 104,296,047      $  5,034,470
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                         9,980,816           539,736
Shareholders' servicing agent fees and expenses                                                           362,284            19,070
Interest expense on floating rate obligations                                                             872,843            91,215
Custodian's fees and expenses                                                                             349,002            21,233
Directors' fees and expenses                                                                               36,427             1,793
Professional fees                                                                                          96,289            11,551
Shareholders' reports - printing and mailing expenses                                                     271,766            18,690
Stock exchange listing fees                                                                                67,688             9,302
Investor relations expense                                                                                289,314            14,264
Other expenses                                                                                             37,146             5,413
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                             12,363,575           732,267
   Custodian fee credit                                                                                  (146,226)          (13,214)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                           12,217,349           719,053
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                  92,078,698         4,315,417
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                                         (3,904,828)         (120,921)
   Futures                                                                                                     --            56,305
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                       (287,804,822)      (12,150,685)
   Futures                                                                                                     --          (100,144)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                              (291,709,650)      (12,315,445)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                               $(199,630,952)     $ (8,000,028)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS
                                                                       MUNICIPAL VALUE (NUV)               MUNICIPAL INCOME (NMI)
                                                                  ------------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                       10/31/08         10/31/07          10/31/08         10/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                             $  92,078,698   $   90,627,363       $ 4,315,417      $ 4,235,549
Net realized gain (loss) from:
   Investments                                                       (3,904,828)       5,254,534          (120,921)         194,438
   Futures                                                                   --               --            56,305               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                     (287,804,822)     (51,494,937)      (12,150,685)      (2,487,916)
   Futures                                                                   --               --          (100,144)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              (199,630,952)       44,386,960       (8,000,028)       1,942,071
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                          (91,737,819)     (91,397,947)       (4,095,547)      (4,153,499)
From accumulated net realized gains                                  (5,519,843)      (5,325,986)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (97,257,662)     (96,723,933)       (4,095,547)      (4,153,499)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                               6,771,749          907,357           224,555           30,572
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
   share transactions                                                 6,771,749          907,357           224,555           30,572
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              (290,116,865)     (51,429,616)      (11,871,020)      (2,180,856)
Net assets at the beginning of year                               1,974,534,547    2,025,964,163        87,424,120       89,604,976
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $1,684,417,682   $1,974,534,547       $75,553,100      $87,424,120
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                          $    2,924,085   $    2,963,811       $   498,768      $   279,483
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI) (collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions.
Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, Municipal Value (NUV) had outstanding when-issued/delayed delivery purchase commitments of $4,786,850. There were no such outstanding purchase commitments in Municipal Income (NMI).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Notes to
FINANCIAL STATEMENTS (continued)



Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2008, each Fund invested in externally deposited inverse floaters and/or self deposited inverse floaters.

At October 31, 2008, each Fund's maximum exposure to externally-deposited Recourse Trusts, if any, is as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Maximum exposure                                     $19,500,000      $3,005,000
================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2008, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Average floating rate obligations                    $31,948,716      $3,314,781
Average annual interest rate and fees                      2.73%           2.75%
================================================================================

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Municipal Income (NMI) was the only Fund to invest in futures contracts during the fiscal year ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to
FINANCIAL STATEMENTS (continued)



Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 30, 2008, the Funds' Board of Directors approved a program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding shares. The Funds did not repurchase any of their shares during the fiscal year ended October 31, 2008.

Transactions in shares were as follows:

                                                                   MUNICIPAL VALUE (NUV)    MUNICIPAL INCOME (NMI)
                                                                   ---------------------    ----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                   10/31/08     10/31/07     10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                             709,000       87,922       21,474        2,779
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2008, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                           $303,478,614      $7,391,720
Sales and maturities                                 357,238,678       7,102,495
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investments transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Cost of investments                               $1,817,534,467     $82,210,356
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                    $  51,874,360    $ 1,732,473
   Depreciation                                     (210,827,652)    (9,622,893)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                  $(158,953,292)   $(7,890,420)
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' tax year end, were as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                 $6,114,417       $730,247
Undistributed net ordinary income **                     394,292          3,695
Undistributed net long-term capital gains                     --             --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2008 and October 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                         MUNICIPAL     MUNICIPAL
2008                                                   VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income***            $91,392,283    $4,094,646
Distributions from net ordinary income **                  333,473            --
Distributions from net long-term capital gains****       5,504,256            --
================================================================================

                                                         MUNICIPAL     MUNICIPAL
2007                                                   VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income               $91,261,636    $4,090,431
Distributions from net ordinary income **                  132,881        62,951
Distributions from net long-term capital gains           5,325,986            --
================================================================================
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2008.

At October 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2011                                        $  --      $6,864,744
   October 31, 2012                                           --         916,759
   October 31, 2013                                           --         165,764
   October 31, 2016                                    2,828,731         164,175
--------------------------------------------------------------------------------
Total                                                 $2,828,731      $8,111,442
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), a specific fund-level component, based only on the amount of assets within each individual Fund, and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

                                                           MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                      GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee and Municipal Value's (NUV) gross interest income fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level component of the management fee for the Funds is calculated based upon the aggregate daily net assets of all Nuveen Funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such Funds but to exclude assets attributable to investments in other Nuveen Funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (SFAS No. 157)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFASNo. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                                                       MUNICIPAL       MUNICIPAL
                                                     VALUE (NUV)    INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                        $.0390          $.0420
================================================================================

Financial
HIGHLIGHTS

Selected data for a share outstanding throughout each period:

                                              Investment Operations                  Less Distributions
                                      ------------------------------------    ------------------------------
                                                            Net                                                  Ending
                        Beginning            Net      Realized/                      Net                            Net       Ending
                        Net Asset     Investment     Unrealized               Investment   Capital                Asset       Market
                            Value         Income     Gain (Loss)     Total        Income     Gains     Total      Value        Value
====================================================================================================================================
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                       $10.12           $.47         $(1.49)    $(1.02)        $(.47)    $(.03)    $(.50)    $ 8.60         8.65
2007                        10.39            .46           (.23)       .23          (.47)     (.03)     (.50)     10.12         9.49
2006                        10.15            .47            .26        .73          (.47)     (.02)     (.49)     10.39        10.16
2005                        10.11            .47            .10        .57          (.47)     (.06)     (.53)     10.15         9.58
2004                         9.92            .48            .26        .74          (.49)     (.06)     (.55)     10.11         9.36

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                        10.77            .53          (1.52)      (.99)         (.50)       --      (.50)      9.28         9.89
2007                        11.04            .52           (.28)       .24          (.51)       --      (.51)     10.77        10.49
2006                        10.86            .53            .16        .69          (.51)       --      (.51)     11.04        10.50
2005                        10.76            .54            .09        .63          (.53)       --      (.53)     10.86        10.56
2004                        10.41            .56            .32        .88          (.53)       --      (.53)     10.76        10.08
====================================================================================================================================
                            Total Returns
                        ---------------------
                                    Based on
                        Based on         Net
                          Market       Asset
                           Value*      Value*
==============================================
MUNICIPAL VALUE (NUV)
----------------------------------------------
Year Ended 10/31:
2008                      (3.93)%     (10.51)%
2007                      (1.90)        2.22
2006                      11.51         7.40
2005                       8.25         5.73
2004                       9.01         7.77

MUNICIPAL INCOME (NMI)
----------------------------------------------
Year Ended 10/31:
2008                      (1.01)       (9.53)
2007                       4.78         2.23
2006                       4.42         6.50
2005                      10.21         5.93
2004                      10.34         8.69
==============================================
                                                                 Ratios/Supplemental Data
                           ------------------------------------------------------------------------------------------------------
                                             Ratios to Average Net Assets           Ratios to Average Net Assets
                                                  Before Credit/Refund                   After Credit/Refund**
                                       ---------------------------------------  -------------------------------------
                           Ending
                               Net       Expenses      Expenses           Net     Expenses     Expenses          Net   Portfolio
                            Assets      Including     Excluding    Investment    Including    Excluding   Investment    Turnover
                              (000)    Interest(a)   Interest(a)       Income   Interest(a)  Interest(a)      Income        Rate
=================================================================================================================================
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                    $1,684,418            .65%          .61%         4.86%         .65%         .60%        4.87%         16%
2007                     1,974,535            .62           .59          4.53          .61          .58         4.54          10
2006                     2,025,964            .59           .59          4.60          .59          .59         4.61           6
2005                     1,979,396            .60           .60          4.64          .60          .60         4.65           8
2004                     1,971,925            .62           .62          4.83          .61          .61         4.84          13

MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2008                        75,553            .86           .76          5.08          .85          .74         5.10           8
2007                        87,424            .86           .75          4.76          .84          .73         4.79           6
2006                        89,605            .76           .76          4.83          .73          .73         4.86           6
2005                        88,147            .78           .78          4.99          .77          .77         5.00           7
2004                        87,324            .82           .82          5.28          .81          .81         5.28          14
=================================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  44-45 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of
   333 W. Wacker Drive         the Board             1997                  186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                                                             private philanthropic corporation (since
   333 W. Wacker Drive         Board member          1999                  186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                                                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          2004                  186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                                                             Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          2005                  186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                                                              Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          1997                  186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       46

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                                                             Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          1997                  186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                                                              (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          2007                  186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH
   9/29/59                                                                              Director, Legal & General Investment
   333 W. Wacker Drive         Board Member          2008                  186          Management (since 2008); Private Investor
   Chicago, IL 60606                                                                    (since 2007); CEO and President, Northern
                                                                                        Trust Investments (2004-2007); Executive
                                                                                        Vice President, Quantitative Management &
                                                                                        Securities Lending (2007-2004); prior
                                                                                        thereto, various positions with Northern
                                                                                        Trust Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005), University
                                                                                        of Illinois Leadership Council Board (since
                                                                                        2007) and Catalyst Schools of Chicago Board
                                                                                        (since 2008); formerly Member: Northern
                                                                                        Trust Mutual Funds Board (2005-2007),
                                                                                        Northern Trust Japan Board (2004-2007),
                                                                                        Northern Trust Securities Inc. Board
                                                                                        (2003-2007) and Northern Trust Hong Kong
                                                                                        Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                                                              and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          2008                  186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(3)


                                       47

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel of
   333 W. Wacker Drive         Administrative        1988                  186          Nuveen Investments, LLC; Managing Director
   Chicago, IL 60606           Officer                                                  (since 2002), Associate General Counsel and
                                                                                        Assistant Secretary, of Nuveen Asset
                                                                                        Management; Vice President and Assistant
                                                                                        Secretary of NWQ Investment Management
                                                                                        Company, LLC. (since 2002), Nuveen
                                                                                        Investments Advisers Inc. (since 2002),
                                                                                        Symphony Asset Management LLC, and NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC (since
                                                                                        2006), Nuveen HydePark Group LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(3); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice President,
   333 W. Wacker Drive         Vice President        2007                  120          U.S. Structured Products of Nuveen
   Chicago, IL 60606                                                                    Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (since 2005) of Nuveen
   Chicago, IL 60606                                                                    Asset Management; Managing Director
                                                                                        (2004-2005), formerly, Vice President
                                                                                        (1998-2004) of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606


                                       48

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUNDS:

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark LLC and Nuveen
                                                                                        Investment Solutions, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(3)

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Nuveen Investment Solutions, Inc. (since
                                                                                        2007); prior thereto, Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President        2007                  186          Vice President (2002-2007) of Nuveen Asset
   333 W. Wacker Drive                                                                  Management and Nuveen Investments, LLC;
   Chicago, IL 60606                                                                    Chartered Financial Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (2005-2007),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (2002-2005);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance, if any. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
     1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:           www.nuveen.com/etf

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                                                                     EAN-A-1008D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


TABLE A
                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)     BILLED TO FUND
-------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                             $ 9,826                    $ 0                     $   0                $ 0
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                     0%                        0%                 0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------
October 31, 2007                             $ 8,701                    $ 0                     $ 500                $ 0
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                     0%                        0%                 0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
October 31, 2008                                $ 0                     $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
October 31, 2007                                $ 0                     $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-----------------------------------------------------------------------------------------------------------------------------
October 31, 2008                               $   0                    $ 0                     $ 0                $   0
October 31, 2007                               $ 500                    $ 0                     $ 0                $ 500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGERS

The following individuals have primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                                  FUND
JOHN V. MILLER                        Nuveen Municipal Income Fund, Inc.
JOHNATHAN WILHELM                     Nuveen Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
John V. Miller      Registered Investment Company      5           $3.80 billion
                    Other Pooled Investment Vehicles   3           $117 million
                    Other Accounts                     10          $1.4 million

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Johnathan Wilhelm   Registered Investment Company      5           $4.19 billion
                    Other Pooled Investment Vehicles   0           $0
                    Other Accounts                     7           $1.0 million

* Assets are as of October 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,959 securities with an aggregate current market value of $1,009 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED
                                                                          EQUITY             IN THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY       BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND      INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------
John V. Miller             Nuveen Municipal Income Fund, Inc.             $0                $100,001-$500,000
-------------------------------------------------------------------------------------------------------------------
Johnathan Wilhelm          Nuveen Municipal Income Fund, Inc.             $0                $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIOGRAPHIES:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is currently a Vice President of Nuveen (since 2002). He manages investments for six Nuveen-sponsored investment companies.

John Wilhelm joined Nuveen Investments in 1999 and currently serves as Vice President of Nuveen Investments. He has served as co-portfolio manager of the Fund since December 2007. Mr. Wilhelm has over eighteen years of industry experience. From 1999 to 2006, Mr. Wilhelm headed the research activities for industrial development bonds, utilities and real estate-backed financings. Prior to joining NAM in 1999, Mr. Wilhelm was Senior Credit Analyst in the Van Kampen Senior Loan Group. He received his B.S. in Business from Miami University of Ohio and his J.D. from DePaul University. He manages investments for six Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008          0                     $0           0                           815,000
SEPTEMBER 1-30, 2008       0                     $0           0                           815,000
OCTOBER 1-31, 2008         0                     $0           0                           815,000

TOTAL                      0

* The registrant's repurchase program, which authorized the repurchase of 815,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------